                                 Schedule 14A


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange act of 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material under Rule 14a-12
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

                              MIV THERAPEUTICS INC.
                (Name of Registrant as Specified in Its Charter)

                                 Not applicable
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1) Title of each class of securities to which transaction applies:

         Not applicable
--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

         Not applicable
--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         Not applicable
--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

         Not applicable
--------------------------------------------------------------------------------

(5) Total fee paid:

         Not applicable
--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

Amount Previously Paid:
Form, Schedule or Registration Statement No.:
Filing Party:
Date Filed:

MIV Therapeutics Inc.
Suite 1, 8765 Ash Street
Vancouver, BC, V6P 6T3


December 9, 2005


Dear Stockholder:

You are cordially invited to attend the 2004 Annual General Meeting stockholders of MIV Therapeutics Inc. to be held on January 19, 2006, at 10:00 a.m. local time, at the offices of MIV Therapeutics Inc. at Unit 1 - 8765 Ash Street, Vancouver, B.C., Canada, V6P 6T3.

The annual meeting will begin with a discussion and voting on the matters set forth in the accompanying Notice of Annual Meeting and Proxy Statement and on other business properly brought before the meeting, followed by a report on our financial and operating performance.

You will be voting on two proposals:
        1) Election of five (5) Directors
        2) Approval of an amendment to the Company's Articles of Incorporation increasing the authorized capital stock of the Company.

THE SECOND PROPOSAL IS VERY IMPORTANT TO THE COMPANY AS THE INCREASE IN AUTHORIZED COMMON STOCK WILL ALLOW THE COMPANY TO SEEK ADDITIONAL FINANCING TO CONTINUE TO MOVE FORWARD WITH ITS RESEARCH EFFORTS. IT IS ESSENTIAL THAT YOU VOTE FOR PROPOSAL NO. 2 AND RETURN YOUR PROXY AS SOON AS POSSIBLE SO AS TO AVOID ANY COSTLY DELAYS OR ADJOURNMENTS. THE PROPOSAL IS ESSENTIAL AND IS DESCRIBED IN MORE DETAIL IN THE PROXY STATEMENT FOR YOUR INFORMATION.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE IN ORDER THAT AS MANY SHARES AS POSSIBLE MAY BE REPRESENTED AT THE MEETING.

The vote of every stockholder is important and your cooperation in promptly returning your executed proxy will be appreciated. Each proxy is revocable and will not affect your right to vote in person in the event that you decide to attend the meeting.

Sincerely,

/s/ Alan P. Lindsay
-------------------------------------
Alan P. Lindsay
Chairman of the Board of Directors
President and Chief Executive Officer

MIV Therapeutics Inc.
Unit 1, 8765 Ash Street
Vancouver, BC, V6P 6T3

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JANUARY 19, 2006

--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the Annual General Meeting of Shareholders of MIV Therapeutics Inc., a Nevada corporation, (the "Company") will be held on January 19, 2006, in Vancouver, BC, at 10:00 a.m., local time, for the following purposes:

1. To elect five (5) directors to serve for the ensuing year and until their successors are elected;


2. To approve the amendment to the Company's articles of incorporation increasing the authorized capital stock of the Company from 80,000,000 common shares and 20,000,000 preferred shares to 140,000,000 common shares and 20,000,000 preferred shares; and

3. To transact such other business as may properly come before the Annual Meeting or any postponement of or adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the closing of business on November 21, 2005, as the record date for the determination of shareholders entitled to notice of and to vote at this meeting or any adjournment thereof. The stock transfer books will not be closed.

All shareholders are cordially invited to attend the meeting in person. Any shareholder attending the meeting may vote in person even if such shareholder returned a proxy. Any proxy may be revoked by the person executing the proxy by filing with the Secretary of the Company an instrument of revocation or duly executed proxy bearing a later date, or by electing to vote in person at the meeting.

FOR THE BOARD OF DIRECTORS

/s/ Alan P. Lindsay
-------------------------------------
Alan P. Lindsay
Chairman of the Board of Directors
President and Chief Executive Officer

IMPORTANT: WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

MIV Therapeutics Inc.
Unit 1, 8765 Ash Street
Vancouver, BC, V6P 6T3

--------------------------------------------------------------------------------

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

--------------------------------------------------------------------------------

THE ENCLOSED PROXY IS SOLICITED ON BEHALF OF THE BOARD FOR DIRECTORS OF MIV THERAPEUTICS INC., A NEVADA CORPORATION (THE "COMPANY"), FOR USE AT THE COMPANY'S 2004 ANNUAL MEETING OF SHAREHOLDERS (THE "ANNUAL MEETING") TO BE HELD ON JANUARY 19, 2006, AT 10:00 A.M., LOCAL TIME, OR AT ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF, FOR THE PURPOSES SET FORTH HEREIN AND IN THE ACCOMPANYING NOTICE OF ANNUAL MEETING OF SHAREHOLDERS. THE ANNUAL MEETING WILL BE HELD AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY AT UNIT 1, 8765 ASH STREET, VANCOUVER, BC, V6P 6T3. THE COMPANY'S TELEPHONE NUMBER IS (604) 301-9545.

QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS AND VOTING
------------------------------------------------------

WHAT IS THE MEETING ABOUT?

We sent you this proxy statement and the enclosed proxy card because the Board of Directors of MIV Therapeutics, Inc. (the "Company" or "MIVT") is soliciting your proxy to vote at the 2004 Annual Meeting of Stockholders. You are invited to attend the annual meeting, and we request that you vote on the proposals regarding the ELECTION OF DIRECTORS and the INCREASE IN AUTHORIZED CAPITAL STOCK as further described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

We intend to mail this proxy statement and accompanying proxy card on or about December 9, 2005 to all stockholders of record entitled to vote at the annual meeting.

WHO CAN VOTE AT THE ANNUAL MEETING?

Only stockholders of record at the close of business on November 21, 2005 will be entitled to vote at the annual meeting. On this record date, there were 66,464,653 shares of common stock outstanding and entitled to vote.

STOCKHOLDER OF RECORD: SHARES REGISTERED IN YOUR NAME

If on November 21, 2005 your shares were registered directly in your name with MIVT's transfer agent, Interwest Transfer Company, Inc. then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO FILL OUT AND RETURN THE ENCLOSED PROXY CARD. IF YOU ARE A REGISTERED SHAREHOLDER YOU CANNOT VOTE BY PHONE OR INTERNET, YOU MUST VOTE BY PROXY. WE URGE YOU TO VOTE, SIGN AND MAIL YOUR PROXY AS SOON AS POSSIBLE.

BENEFICIAL OWNER: SHARES REGISTERED IN THE NAME OF A BROKER OR BANK

If on November 21, 2005 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in "street name," and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. AS A BENEFICIAL OWNER, YOU HAVE THE RIGHT TO DIRECT YOUR BROKER OR OTHER AGENT ON HOW TO VOTE THE SHARES IN YOUR ACCOUNT. IF YOU DO NOT DIRECT YOUR BROKER HOW TO VOTE YOUR SHARES, YOUR SHARES WILL NOT BE COUNTED. THEREFORE, IT IS IMPERATIVE THAT YOU FILL IN AND RETURN YOUR PROXY. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

WHAT AM I VOTING ON?

There are two matters scheduled for a vote:

1.       Election of five (5) Directors.


2. Approval of an amendment to the Company's Articles of Incorporation increasing the authorized capital stock of the Company.

HOW DO I VOTE?

You may either vote "For" all the nominees to the Board of Directors or you may abstain from voting for any nominee you specify. For the other matter to be voted on, you may vote "For" or "Against" or abstain from voting. The procedures for voting are as follows:

STOCKHOLDER OF RECORD: SHARES REGISTERED IN YOUR NAME

If you are a stockholder of record, you may vote in person at the annual meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

o To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

o To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

BENEFICIAL OWNER: SHARES REGISTERED IN THE NAME OF A BROKER OR BANK

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from MIVT. Simply complete and mail the proxy card to ensure that your vote is counted. IF YOU DO NOT COMPLETE AND MAIL THE PROXY CARD, YOUR VOTE WILL NOT BE COUNTED AND THE COMPANY'S PROPOSALS MAY NOT PASS. FAILURE OF THE COMPANY TO ACHIEVE SHAREHOLDER APPROVAL OF PROPOSAL 2 MAY RESULT IN AN INABILITY OF THE COMPANY TO CONTINUE FINANCING OPERATIONS. DIRECT YOUR BROKER OR OTHER AGENT ON HOW TO VOTE THE SHARES IN YOUR ACCOUNT. BENEFICIAL OWNERS ARE STRONGLY URGED TO COMPLETE AND RETURN THEIR PROXY CARDS.

HOW MANY VOTES DO I HAVE?

On each matter to be voted upon, you have one vote for each share of common stock you own as of November 21, 2005.

WHAT IF I RETURN A PROXY CARD BUT DO NOT MAKE SPECIFIC CHOICES?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted: (i) "For" the election of all five nominees for director; and (ii) "For" the approval of the amendment to the Company's Articles of Incorporation increasing the authorized capital stock of the Company. If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

WHO IS PAYING FOR THIS PROXY SOLICITATION?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We will also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. The Company has engaged Regan
& Associates, 505 Eighth Avenue, New York, NY 10018, to assist in the solicitation of proxies. For its services, Regan & Associates has been paid $15,000.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

CAN I CHANGE MY VOTE AFTER SUBMITTING MY PROXY?

Yes. You can revoke your proxy at any time before the final vote at the meeting. You may revoke your proxy in any one of three ways:

o        You may submit another properly completed proxy card with a later date.

o You may send a written notice that you are revoking your proxy to MIVT's Secretary at Unit 1, 8765 Ash Street, Vancouver, BC, CANADA, V6P 6T3.

o You may attend the annual meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

HOW ARE VOTES COUNTED?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count "For" and (with respect to proposals other than the election of directors) "Against" votes, abstentions and broker non-votes.

QUORUM, ABSTENTIONS, AND BROKER NON-VOTES

A majority of the shares of common stock outstanding on the Record Date and entitled to vote must be present, in person or represented by proxy, to constitute the required quorum for the transaction of business at the Annual Meeting. Shares that are voted "FOR" or "AGAINST" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as votes eligible to be cast (the "Votes Cast") with respect to such matter.

A plurality of the votes duly cast is required for the election of directors. A plurality of the votes duly cast means that only affirmative votes will affect the outcome of the election. AN AFFIRMATIVE VOTE BY SHAREHOLDERS OWNING A MAJORITY OF THE VOTING POWER IS REQUIRED TO APPROVE THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED CAPITAL STOCK. TO ELECT THE NOMINEES AND APPROVE THE AMENDMENT, IT IS IMPORTANT THAT ALL SHAREHOLDERS COMPLETE AND RETURN THEIR PROXIES AS SOON AS POSSIBLE.

While there is no definitive statutory or case law authority in Nevada as to the proper treatment of abstentions or broker non-votes, the Company believes that both abstentions and broker non-votes should be counted for purposes of determining the presence or absence of a quorum for the transaction of business. The Company further believes that neither abstentions nor broker non-votes should be counted as shares "represented and voting" with respect to a particular matter for purposes of determining the total number of Votes Cast with respect to such matter. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions and broker non-votes in this manner. Accordingly, abstentions and broker non-votes will not affect the determination as to whether the requisite majority of Votes Cast has been obtained with respect to a particular matter, except with regards to Proposal 2 in which case an abstention or broker non-vote will have the effect of a no vote.

A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. With respect to the proposals submitted to our shareholders for voting pursuant to this proxy solicitation, nominees will not have discretionary voting power with respect to Proposal 2, and will consequently be unable to vote shares held by beneficial owners who do not give voting instructions to nominees with respect to that proposal.

HOW CAN I FIND OUT THE RESULTS OF THE VOTING AT THE ANNUAL MEETING?

Preliminary voting results will be announced at the annual meeting. Final voting results will be published in the Company's report on Form 10-QSB for the quarterly period ended February 28, 2006.


                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

Nominees
--------

Five nominees have been selected for election to MIV Therapeutics Inc.'s Board of Directors at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five nominees named below, all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the current Board of Directors to fill the vacancy. The term of office of each person elected as a director will continue until the next annual meeting of shareholders or until his or her successor has been elected and qualified. It is not expected that any nominee will be unable or will decline to serve as a director.

The name of and certain information regarding each nominee is set forth below.

                                                                       DIRECTOR
NAME OF NOMINEE          AGE      POSITION                             SINCE

Alan Lindsay             55       President, CEO and Chairman         05/16/2001
                                  of the Board

Dhirajlal Kotadia        47       Co-Chairman of the Board            05/18/2005
                                  Managing Director for
                                  International Operations

Patrick McGowan          65       Secretary, CFO, Executive Vice      05/16/2002
                                  President and Director

Daniel Savard            54       Director                            04/22/2003

Dov Shimon               55       Director, Chief Medical Officer     07/30/2004
                                  CEO, SagaX Medical Technologies


Each of the nominees has been engaged in his principal occupation described below during the past five years. There are no family relationships among the directors or executive officers of the Company.

ALAN P. LINDSAY, Chairman, President, and CEO, age 55
-----------------------------------------------------

Mr. Lindsay has been MIVT's Chairman, President and CEO since October 2001. He has extensive experience in building companies and taking them public on recognized stock exchanges. Before coming to MIVT, Mr. Lindsay was the Chairman, President and CEO of Azco Mining, a base metals exploration company, he co-founded and took public on the Toronto and American Stock Exchanges. Mr. Lindsay served as Azco's CEO and President from 1991-1994, its Chairman and CEO from 1994-1997, and its President, Chairman and CEO from 1997-2000. Azco was listed on the Toronto Stock Exchange in 1993 and on the American Stock Exchange in 1994.

Mr. Lindsay was also Chairman of the Board of GeneMax Pharmaceuticals Inc., a company he co-founded 1999 and assisted with its financing. Mr. Lindsay resigned as Chairman prior to the company going public, and as director shortly afterward. In 2002 the Company was taken public through a reverse take over and was listed on the OTCBB under the name GeneMax Corp. It currently trades under the stock symbol GMXX. GeneMax Corp., through GeneMax Pharmaceuticals, is a product-focused biotechnology company specializing in the application of the latest discoveries in cellular immunology and cancer biology to the development of proprietary therapeutics aimed at the treatment and eradication of cancer and therapies for infectious diseases, autoimmune disorders and transplant tissue rejection.

Prior to becoming an entrepreneur, Mr. Lindsay was responsible for building a significant business and marketing organization in Vancouver, BC for Manulife Financial, a major international financial services corporation.

DHIRAJLAL KOTADIA, Co-Chairman and Managing Director for International
----------------------------------------------------------------------
Operations, age 47
------------------

Mr. Dhirajlal Kotadia is the founder and CEO of Sahajanand Group of companies comprising of Sahajanand Technologies Pvt. Ltd., Sahajanand Medical Technologies Pvt. Ltd., Sahajanand Biotech Pvt. Ltd. and Sahajanand Biotech, Inc. He is responsible for developing strategy and providing leadership and direction to the Sahajanand Group of companies. The Sahajanand Group of companies has grown from a single startup company with a handful of employees, to the Sahajanand Group of companies, an umbrella group with more than 600 personnel in its repertoire of employees as on date under the able guidance of Mr. Kotadia.

Having completed his diploma in Electronics and Sound Engineering in 1980, Mr. Kotadia started his own Distribution business in the name of Dhiraj Agency in Chennai (Madras) in 1980 which dealt in modern home appliances. In 1988 he co-founded a technology company "Sahajanand Laser Mechanics", which designed and marketed an innovative product; an electronic weft controller for the Textile Industry. Mr. Kotadia then started working on the Project for the development of a Laser system, that could cut diamonds in the latter part of 1988 and 89, and by end of 1990, Sahajanand produced the first indigenous Diamond Laser cutting machine. At the end of 1993, Sahajanand Laser Mechanics was incorporated as Sahajanand Laser Technology Pvt. Ltd. By 1998, Sahajanand Laser Technology had started producing and marketing an entire range of diamond processing systems, useful at various stages of diamond processing. In 1998, Mr. Kotadia founded Sahajanand Medical Technologies to bring the laser-based manufacturing technology to the stent industry and has built the company into the third-largest maker of drug-eluting stents in the world. SMT has focused on bringing affordable advanced drug-eluting cardiovascular stents to people particularly in developing nations. SMT expects to generate an estimated $20 million in annual revenues for the current financial year as it expands its markets in Asia, the Middle East, the Pacific Rim and Latin America.

PATRICK A. MCGOWAN, Executive VP, Chief Financial Officer, Secretary,
---------------------------------------------------------------------
Director, age 65
----------------

Mr. McGowan has been MIVT's Chief Financial Officer and Executive Vice President since October 29, 2001 and Director since May 16, 2002. Mr. McGowan has had senior management position in major international Companies such as McNeil Laboratories (subsidiary of Johnson & Johnson) and The Flecto Company in San Francisco, California. From November 1, 2001 to the present, he has assumed the responsibility for negotiations with attorneys, auditors and financial institutions, the day to day business operations of the Company and participation in determining the Company's objectives, directions and strategies. From September 1997 to the time he joined MIVT, Mr. McGowan served as CEO of American Petro-Hunter, Inc., an oil exploration company with overall General Management responsibilities including all legal matters administration, accounting, contract negotiations, banking, investor relations and regulatory filings. American Petro-Hunter is currently listed on the OTCBB under the stock symbol AAPH.

Mr. McGowan obtained his Masters of Business Administration from the University of Western Ontario in 1965, and his Bachelors of Science from the University of Oregon in 1963.

DANIEL SAVARD, Director, age 54
-------------------------------

Dr. Daniel Savard has more than 20 years of clinical practice and clinical research in cardiology. From 1997 to the present, Dr. Savard has been President of Medi-Recherche Inc. and Assistant-Medical Director of the Quebec Blue Cross (Canassistance, Inc.). In 2001 Dr. Savard became a member of the Board of Governors of the Quebec Blue Cross. He is also member of the Societe des Medecins Experts du Quebec and does expertise evaluation in Cardiology mainly for Insurance companies and in civil liability. Since 2000, he has been a Consultant for La Regie des Rentes du Quebec. Recently, he joined Biomundis, a Canadian venture capital company in biotechnology, as medical Director.

Dr. Savard holds a doctorate degree in medicine from Faculty of Medicine of Montreal University (1971-1976) and a license of the Medical Council of Canada. He completed postdoctoral training in Internal Medicine and in Cardiology at Montreal University (1976-1980) and a 1-year fellowship in clinical and research echocardiography at Quebec Heart Institute of Laval University. He has been certified in Cardiology from the Corporation des Medecins du Quebec and from the Royal College of Physicians and Surgeons of Canada. Dr. Savard is assistant professor of Medicine at University of Montreal and practicing at Centre Hospitalier Universitaire de Montreal, Notre-Dame Hospital in Montreal. His research interests are coronary heart disease, congestive heart failure, arterial hypertension, hyperlipidemia, angiogenesis therapy in coronary heart disease, circadian cycle and ambulatory blood pressure monitoring.

Dr. Savard is highly involved in clinical research. Indeed, he participated in 65 clinical trials of which several were international multicenter studies. He has been a member of several pharmaceutical clinical advisory boards for companies such as Pfizer, Hoechst Marion Roussel, Biovail Corp, Crystal Corp. and Aventis Pharma Inc. He is currently consultant for Biovail Corp. and for Medisys, an important Canadian Health Care Management company.

He is an active member of several associations such as: the Association des Cardiologues du Quebec ,the Association des Medecins Specialistes du Quebec and of the Societe des Medecins Experts du Quebec. Dr. Savard has published more than 40 manuscripts from his research.

DOV SHIMON, Director, Chief Medical Officer, age 55
---------------------------------------------------

Dr. Dov Shimon is a renowned cardiac and thoracic surgeon. He graduated with honors from Hadassah Hebrew University Medical School in 1977, and trained from 1978-1984 as a surgeon and cardiothoracic surgeon at Hadassah University Hospital in Israel. From 1984-1986 he was the chief resident, in cardiovascular surgery at the University of Toronto, Canada, and in 1986 he became the heart transplantation fellow at the Medical College of Virginia in Richmond, Virginia. He was appointed as senior Cardiothoracic Surgeon at Hadassah in 1987 and tenured in 1989. He was head of Israel Transplant Program from 1987-1992. Dr. Shimon pioneered Heart Transplantation in Israel (1987), lung Transplantation
(1989) and Heart-Lung Transplantation (1993). He has performed more than 8,000 open-heart operations and thousands of other thoracic operations. Dr. Shimon has more than 17 years of experience in animal and clinical testing of medical devices.

In addition to his clinical duties as head of cardiovascular surgery, he was a director at the Artificial Heart Institute, Salt Lake City, Utah. He is a member of numerous medical and scientific societies including Mensa International, and has authored many peer reviewed publications. Dr. Shimon retired as Major from the IDF Medical Corps reserves (Paratroopers Battalion) where he had been decorated in 1972. He gained wide experience and has served as a senior military surgeon during the war in Lebanon in 1982-3 and multiple smaller scale collisions. Dr. Shimon completed Senior Business Management Studies in Tel-Aviv University, School of management in 1996. Dr. Shimon has been working since 1999 with medical device companies in design and implementation of preclinical and clinical studies. He founded and has been serving as CEO of SagaX Technologies for Medicine Inc. since 2002.

Vote Required and Recommended of the Board of Directors
-------------------------------------------------------

The five nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted, shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no further legal effect in the election of directors under Nevada Law.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED ABOVE.




                                 PROPOSAL NO. 2
          APPROVAL OF AMENDING THE ARTICLES OF INCORPORATION INCREASING
                     THE COMPANY'S AUTHORIZED CAPITAL STOCK

The Company's authorized capital stock currently consists of 80,000,000 common shares and 20,000,000 preferred shares. As of the record date of November 21, 2005, there were 66,464,653 common shares outstanding and no preferred shares outstanding. The Board of Directors has proposed the Company increase its authorized capital stock from 80,000,000 common shares and 20,000,000 preferred shares to 140,000,000 (one hundred and forty million) common shares and 20,000,000 preferred shares.


                                       15

The amendment will allow the Company to issue additional shares of common stock as may be necessary in order to provide potential growth to the Company through financings, additional research and development activities, and to provide equity incentives to employees, officers, and directors. In addition, the Company intends to seek additional financings for pre-clinical and clinical Trials on numerous technologies in several countries. However, the Company has no agreements, arrangements, or obligations to issue additional shares of common stock in connection with future financings. Future issuances of additional shares of common stock would have the effect of diluting the voting rights and could have the effect of diluting earnings per share and book value per share of existing stockholders. The availability for issuance of additional shares of Common Stock could discourage or make more difficult efforts to obtain control of the Company.

THE BOARD BELIEVES IT IMPERATIVE FOR THE COMPANY TO INCREASE ITS CAPITAL STOCK IN ORDER TO ENSURE ENOUGH SHARES ARE AVAILABLE FOR ANY FUTURE FINANCING ACTIVITIES. FAILURE TO OBTAIN SHAREHOLDER APPROVAL FOR THIS AMENDMENT MAY RESULT IN AN INABILITY FOR THE COMPANY TO CONTINUE FINANCING OPERATIONS.

The effective date of the amendment will occur upon filing such amendment with the Nevada Secretary of State. Assuming that the stockholders approve the amendment, management intends to file the amendment as soon as practicable thereafter.

DESCRIPTION OF SECURITIES
-------------------------

The following description is a summary of the material terms of the provisions of our Articles of Incorporation and Bylaws and is qualified in its entirety.

Common Stock
------------

After the amendment, we will be authorized to issue 140,000,000 shares of common stock, par value $0.001. Each share of our common stock entitles the stockholder to one vote, either in person or by proxy, at meetings of the stockholders. The stockholders are not permitted to vote their shares cumulatively. The vote of the stockholders of a majority of the issued and outstanding shares of common stock is sufficient to make certain fundamental corporate changes such as liquidation, reorganization, merger or an amendment to our Articles of Incorporation and to authorize, affirm, ratify or consent to these acts or action, subject to the provisions of Nevada law.

Stockholders of our common stock have no pre-emptive rights. Upon our liquidation, dissolution or winding up, the stockholders of our common stock will be entitled to share ratably in the net assets legally available for distribution to stockholders after the payment of all of our debts and other liabilities. There are not any provisions in our Articles of Incorporation or our Bylaws that would prevent or delay change in our control.

Dividend Policy
---------------

Stockholders of common stock are entitled to receive ratably such dividends, if any, as may be declared by our Board of Directors out of funds legally available. The Company has not paid any dividends since our inception and presently anticipate that all earnings, if any, will be retained for development of our business. Any future disposition of dividends will be at the discretion of the Board of Directors and will depend upon, among other things, our future earnings, operating and financial condition, capital requirements, and other factors.

Required Vote and Recommendation of the Board of Directors
----------------------------------------------------------

Under the NEVADA REVISED STATUES S. 78.390, Stockholder approval is required before amending the Company's articles of incorporation. Stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power must vote in favour of approval of the amendment.

USE OF ADDITIONAL AUTHORIZED CAPITAL
------------------------------------

The following table illustrates the current use of authorized common shares of the Company:

Current Authorized common shares                     80,000,000
Shares outstanding                                   66,464,653
Options outstanding                                   8,095,000*
Warrants outstanding                                 19,672,490*
---------------------------------------------------------------
Total Authorized common shares reserved              94,232,143

ADDITIONAL COMMON SHARES NEEDED:                    (14,232,143)

* Certain option and warrant holders have agreed not to exercise their option or warrants until the Company has increased its authorized number of common shares.

The Company is proposing to increase the authorized capital from 80,000,000 common shares and 20,000,000 preferred shares to 140,00,000 common shares and 20,000,000 preferred shares. The increase in authorized capital will be used by the Company as follows:

Additional Common Shares Needed to Meet Obligations                     14,232,143 shares
SagaX Acquisition                                                        2,200,000 shares (1)
Future Financings for Research & Development and Working Capital
 (Pre-clinical and Clinical Trials on several technologies)             43,567,857 shares
---------------------------------------------------------------------------------------------
Total                                                                   60,000,000 shares

(1) An aggregate of 4,200,000 common shares are to be issued pursuant to the acquisition agreement, of which 2,000,000 common shares have already been issued

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION INCREASING THE COMPANY'S AUTHORIZED CAPITAL STOCK.


INDEPENDENT AUDITOR

Ernst & Young LLP has audited the Company's financial statements for the fiscal year ended May 31, 2005. Moore Stephens Ellis Foster Ltd. has audited the Company's financial statements for the fiscal year ended May 31, 2004. On May 5, 2005, Moore Stephens Ellis Foster Ltd. merged with Ernst & Young LLP. A representative of Ernst & Young LLP is expected to be present at the meeting, will have the opportunity to make a statement if they desire to do so, and is expected to be available to respond to appropriate questions. Morgan & Company has audited the Company's financial statements for the fiscal year ended May 31, 2003.

FEES PAID TO ACCOUNTANTS FOR SERVICES RENDERED DURING FISCAL YEAR 2004

The aggregate fees billed by Moore Stephens Ellis Foster Ltd. for professional services rendered for the audit of the Company's annual consolidated financial statements for the fiscal year ended May 31, 2004 and other corporate matters and by the previous auditor for the review of the financial statements included in the Company's Quarterly Reports on Form 10QSB for that year, were $36,836.

AUDIT RELATED FEES. For the fiscal years ended May 31, 2004, and 2003, we paid no for fees for other audit related fees.

TAX FEES. For the fiscal years ended May 31, 2004, and 2003, we paid no fees for tax services.

ALL OTHER FEES. For the fiscal years ended May 31, 2004, and 2003, we paid no fees for any non-audit services.

APPROVAL OF AUDIT AND NON-AUDIT SERVICES OF INDEPENDENT ACCOUNTANTS

The full Board of Directors serves as the Audit Committee. The Board of Directors approved 100% of the fees paid to the principal accountant for audit-related, tax and other fees in the fiscal year 2004. The Board of Directors pre-approves all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. The independent accountants and management are required to periodically report to the Board of Directors regarding the extent of services provided by the independent accountants, and the fees for the services performed to date. No non-audit services were provided by our independent accountant in 2004. The percentage of hours expended on the principal accountant's engagement to audit the Company's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

Moore Stephens Ellis Foster Ltd. has been engaged as principle independent accountants for the Company effective May 28, 2004. Moore Stephens Ellis Foster Ltd. replaces Morgan & Company as principal independent accountants as of May 28, 2004. The decision to change accountants was approved by the Company's Board of Directors.

Morgan & Company's reports on the Company's consolidated financial statements for each of the fiscal years ended May 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except as indicated in the following paragraph.

Morgan & Company's reports on the consolidated financial statements of the Company for each of the past two fiscal years ended May 31, 2003 and 2002 contained a separate paragraph stating that "The accompanying consolidated financial statements have been prepared assuming that MIV Therapeutics Inc. will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, MIV Therapeutics Inc. has suffered losses from operations and has a working capital deficiency that raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty."


                                       14

In connection with the audits of the fiscal years ended May 31, 2003 and 2002 and through the subsequent interim period ending February 29, 2004, there were no disagreements with Morgan & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of Morgan & Company would have caused them to make reference thereto in their reports on the financial statements for such years.

In connection with the audits of the fiscal years ended May 31, 2003 and 2002 and through the subsequent interim period ending February 29, 2004, there have been no reportable events as defined in paragraphs (a)(1)(iv)(A) through (E) of
Item 304 of Regulation S-B.

Prior to their engagement, the Company did not consult Moore Stephens Ellis Foster Ltd. on the application of accounting principles to a specific completed or contemplated transaction, or on the type of audit opinion that might be rendered on the Company's financial statements, and neither written nor oral advice was provided by Moore Stephens Ellis Foster Ltd.that was an important factor considered by the Company in reaching any decision as to accounting, auditing or financial reporting issues.

RECENT EVENTS:

SAGAX ACQUISITION

On March 14, 2005 MIV Therapeutics, Inc. ("MIVT") completed an Acquisition Agreement ("Agreement") with SHIMOCO LLC. (the "Vendor") and SAGAX, Inc. The Vendor is a company with an address at 16 Haim Hazaz Street, Tel Aviv, 69407, Israel. SAGAX is a Delaware corporation with an address at 57 Hapoel Street, Herzlyia Pituach, Israel, 46600.

Dr. Dov Shimon owned 86% of and is director of SHIMOCO LLC and was the founder and has been Chief Executive Officer of SagaX, Inc. since 2002. Dr. Dov Shimon was named as a Director of MIVT in July 2004 and Chief Medical Officer in May 2005.

The following is a summary of the Agreement, the full text of the agreement can be found as an exhibit to the Company's current report on Form 8-K as filed on March 18, 2005:

Purchase And Sale Of Assets
---------------------------

In the Agreement, the parties agree that MIVT will purchase 100% of the total issued and outstanding shares of SAGAX, Inc. for the consideration of 4,200,000 restricted common shares in the capital stock of MIVT. Those shares will be subject to Rule 144 of the SECURITIES ACT of 1933.

Under the Agreement, MIVT agrees to purchase from the Vendor, 100% of the issued and outstanding shares of SAGAX, Inc. SagaX, Inc. assets, which were purchased by MIVT consist of one patent covering the concept of a stent-based filter for capture of arterial emboli. The claims contain acute and chronic deployment as well as three different modalities for the stent configuration. SagaX has called this device an "Aortic Embolic Protection Device" or "AEPD".

The SagaX asset does not exceed 10% of the total assets of MIVT and its consolidated subsidiaries and the business is not significant. Along with the contribution of the assets to MIVT's intellectual property assets, SagaX will perform research and patent development functions for MIVT.

MIVT agrees to issue 2,000,000 restricted common shares of MIVT to SHIMOCO, LLC. within 30 days of the effective date of the Agreement, an additional 1,100,000 restricted common shares upon successful completion of large animal trials, and a final 1,100,000 restricted common shares on CE Mark approval relating to the Company's products, for an aggregate of 4,200,000 restricted common shares.

If MIVT's management decides to abandon SAGAX's neuro-vascular embolic stent filter medical device project; or if MIVT is placed into receivership; or if MIVT fails to fund SAGAX with at least $150,000 worth of cash or stock, in any six month period, then the SHIMOCO, LLC., or its nominee, may repurchase SAGAX, including all of its intellectual property, in exchange for the return of all of MIVT's common shares issued for the purchase of SAGAX up until such time and a cash payment equal to 125% of all cash advanced to the SAGAX by MIVT The right to repurchase the Company expires one year after the effective date of the Agreement.

MIVT will finance SAGAX using commercially best efforts up to the amount of US$730,290 for the period of January - December 2005.

MIVT also will pay US$145,000 to SHIMOCO, LLC. for debt reduction, of which US$80,000 will be paid in cash with the balance to be paid in common stock at US$0.25 per share.

SAGAX, Inc. will provide MIVT with a detailed budget acceptable to the CFO of MIVT and SAGAX, Inc. will adhere to the use of proceeds contained in the budget, unless amended in writing with the agreement of MIVT.

The funds paid to SHIMOCO, LLC. pursuant to the Agreement came from the working capital of MIV Therapeutics.

Representations And Warranties Of The Vendor
--------------------------------------------

In the Agreement, SHIMOCO, LLC. made representations and warranties to MIVT, including that it has the capacity and authority to sell, the sale will not cause defaults, the accuracy and status of the books and records, the absence of pending litigation, the conformity of SAGAX, Inc.'s business with all laws, the disclosure of forward commitments, the absence of employees, the disclosure of material contracts and the accuracy of representations.

Covenants Of The Vendor
-----------------------

SHIMOCO, LLC. also made covenants to MIVT concerning the determination of net book values as of the day immediately preceding the closing, the conduct of the business until the closing, the granting of access to MIVT and that it will indemnify and hold harmless MIVT from any and all liabilities, existing at closing and which are not agreed to be assumed by MIVT under this Agreement; damage from any misrepresentation, breach of warranty or non-fulfillment of any covenant on the part of SHIMOCO, LLC. under this Agreement and any and all actions, claims, assessments, judgments, costs and legal and other expenses flowing from any of the foregoing.

Representations And Warranties Of MIV Therapeutics, Inc.
--------------------------------------------------------

In the Agreement, MIVT made representations and warranties to SHIMOCO, LLC, including that it is a corporation duly incorporated, validly existing and in good standing under the laws of Nevada and has the power, capacity and authority to enter into and carry out this Agreement.

Applicable Law
--------------

The Agreement will be governed by and interpreted in accordance with the laws of British Columbia, Canada, and the parties agree to be subject to the jurisdiction of the Supreme Court of British Columbia.


ACQUISITION OF SAHAJANAND MEDICAL TECHNOLOGIES, INC.
----------------------------------------------------

On March 1, 2005 the Company entered into a share acquisition Letter of Intent ("Letter") with the shareholders of Sahajanand Medical Technologies Inc. ("SMT") of India. Pursuant to the Letter, the Company shall issue 44,500,000 shares of the Company's common stock, in exchange for 100% of the outstanding equity of SMT.

In additional, if the SMT operations achieve at least $90 million in sales within 36 months of the closing of the Acquisition, the SMT shareholders shall be issued 2,225,000 additional shares of the Company's common stock. If the SMT operations achieve $180 million or more in sales within 36 months of the closing Acquisition, the SMT shareholders shall be issued 2,225,000 additional shares of the Company's common stock so that the SMT shareholders receive an aggregate of 4,450,000 shares of the outstanding shares of the Company's common stock. SMT is in the business of manufacturing, marketing and distributing bare metal and drug eluting stents.

Sahajanand Medical Technologies (SMT), based in Surat, India, a leader in the use of high-precision laser technology, and is a maker of state-of-the-art drug-eluting and non-drug-eluting stents. Established in 1997, SMT is the largest privately-held producer of coronary drug eluting stents outside of North America, with its stents sold in more than 33 countries and over 25,000 implants.

The Company anticipates entering into a definitive agreement with SMT upon completion of due diligence. In that case, the Company will propose a further increase in authorized capital to allow for the share issuance and shareholders will be asked to vote separately on the matter in a subsequent Annual or Special Meeting of shareholders.


FUTURE FINANCINGS

The Company anticipates it will be negotiating future financings for research and development and clinical trials, in the ordinary course of business to fund operations and believes the remaining 43,567,857 shares represented by the 60,000,000 share increase in authorized capital will be sufficient to cover such financings.

The proceeds generated by the current and anticipated future financings will be directed towards maintaining current operations and funding Research and Development Expenses including, but not limited to:

* Continuation of a variety of Pre-clinical Trials on 4 different technologies in different countries
* Preparation and initiation of clinical trials
* Purchase of additional equipment and ongoing equipment modification
* Advanced pre-clinical trials (SagaX)
* Clinical trials (SagaX)
* Hiring additional R&D Personnel
* General working capital purposes

At this time, the Company has no understandings, agreements or commitments to sell its common stock for additional financings.

OTHER INFORMATION
-----------------

Executive Officers and Directors
--------------------------------

The following persons were executive officers during the Last Fiscal Year and executive officers of the Company as of the Record Date:

Name                               Age     Position
----                               ---     --------

Alan Lindsay (1)                   55      President, CEO, Chairman of the Board

Dhirajlal Kotadia (2)              47      Co-Chairman of the Board,
                                           Managing Director of
                                           International Operations

Patrick McGowan, B.Sc., MBA (3)    65      Executive VP, CFO, Secretary,
                                           Director

Dr. Dov Shimon (4)                    55       Director, Chief Medical Officer
                                               CEO, SagaX Medical Technologies

Dr. Daniel Savard, M.D. (5)           54       Director

Dr. Tom Troczynksi, Ph.D. (6)         51       Vice President of Coatings

Arc Rajtar, M. Eng. (7)               57       Chief Technology Officer
                                               (MIVI Technologies, Inc.)


(1) Alan Lindsay was appointed as Director on May 16, 2001, and as President, CEO and Chairman of the Board on October 11, 2001.

(2) Dhirajlal Kotadia was appointed as Co-Chairman of the Board and Managing Director of International Operations on May 18, 2005.

(3) Patrick McGowan was appointed as Executive VP, CFO and Secretary on October 29, 2001 and appointed as Director on May 16, 2002.

(4) Dr. Dov Shimon was appointed Director on July 30, 2004 and Chief Medical Officer on May 1, 2005.

(5)      Dr. Daniel Savard was appointed Director on April 22, 2003.

(6) Dr. Tom Troczynksi was appointed as Vice President of Coatings on February 14, 2002.

(7) Arc Rajtar has been Vice President (Operations) for MIVI Technologies, Inc., the Company's subsidiary since February, 2002. On September 15, 2005, he was appointed Chief Technology Officer of MIVI Technologies, Inc.

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file certain reports regarding ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission and with the National Association of Securities Dealers. Such officers, directors, and 10% shareholders are also required to furnish the Company with copies of all Section 16(a) forms that they file.

Based solely on its review of copies of Forms 3 and 4 and amendments thereto furnished to the Company pursuant to Rule 16a-3(e), and Forms 5 and amendments thereto furnished to the Company with respect to the Last Fiscal Year, and any written representations referred to in Item 405(b)(2)(i) of Regulation S-K stating that no Forms 5 were required, the Company believes that, during the Last Fiscal Year, all Section 16(a) filing requirements applicable to the Company's officers, directors and 10% shareholders were complied with, except that several disclosures were made late.

Security Ownership of Certain Beneficial Owners and Management
--------------------------------------------------------------

The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of the Record Date by (i) each person who is known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each of the Company's directors, (iii) the Company's Chief Executive Officer and each of the four other most highly compensated individuals who served as executive officers of the Company at fiscal year end (the "Named Officers") and (iv) all individuals who served as directors or executive officers at fiscal year end as a group based upon 66,464,653 shares outstanding as of the November 21, 2005 Record Date:

                                            Shares beneficially owned (1) (2)
                                            ---------------------------------
Directors and Officers                      Number                    Percent
----------------------                      ------                    -------

Alan Lindsay                                1,600,001 (3)                2.4%

Dhirajlal Kotadia                           1,200,000 (4)                1.8%

Patrick McGowan                             1,061,349 (5)                1.6%

Daniel Savard                                 250,000 (6)                0.4%

Dov Shimon                                  2,700,000 (7)                4.1%

Tom Troczynski                                976,881 (8)                1.5%

Arc Rajtar                                    510,000 (9)                0.8%

All Directors and Officers as a Group
(7 persons) as of the Record Date           8,298,231                   12.5%

(1) The number and percentage of shares beneficially owned is determined under rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within sixty (60) days of November 21, 2005 through the exercise of any stock option or other right.

(2) The persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table. Unless otherwise noted, the address for all persons shall be the principal executive office of the Company.

(3) Includes 1,200,000 shares issuable upon exercise of outstanding options which were exercisable at November 21, 2005 or may become exercisable within sixty (60) days thereafter.

(4) Represents 1,200,000 shares issuable upon exercise of outstanding options which were exercisable at November 21, 2005 or may become exercisable within sixty (60) days thereafter.

(5) Includes 1,000,000 shares issuable upon exercise of outstanding options which were exercisable at November 21, 2005 or may become exercisable within sixty (60) days thereafter.

(6) Represents 250,000 shares issuable upon exercise of outstanding options which were exercisable at November 21, 2005 or may become exercisable within sixty (60) days thereafter.

(7) Includes 2,000,000 common shares issued to Shimoco LLC (Mr. Shimon owns 86.2% of Shimoco LLC), and 700,000 shares issuable upon exercise of outstanding options which were exercisable at November 21, 2005 or may become exercisable within sixty (60) days thereafter.

(8) Includes 200,000 shares issuable upon exercise of outstanding options which were exercisable at November 21, 2005 or may become exercisable within sixty (60) days thereafter.

(9) Includes 500,000 shares issuable upon exercise of outstanding options which were exercisable at November 21, 2005 or may become exercisable within sixty (60) days thereafter.

Executive Compensation
----------------------

The following table shows, as to each of the Named Officers and Directors, information concerning compensation paid for services to the Company in all capacities during the three fiscal years ended May 31, 2004, May 31, 2003 and May 31, 2002:

Summary Compensation Table
--------------------------

                           Annual Compensation              Long Term Compensation
                           -------------------              ----------------------
Name and                   Year     Salary         Bonus    Other             Restricted       Securities
Principal                           ($)            ($)      Annual            Stock            Underlying/
Position                                                    Compensation      Awards           Options
                                                            ($)               ($)              (#)

Alan P. Lindsay (1)        2004     161,051         -             -             -              200,000
President, CEO             2003     138,710         -         7,700             -              400,000
and Chairman               2002     133,100         -             -             -              100,000

Patrick A. McGowan         2004     68,945          -        16,975             -              100,000
Exec VP, CFO,              2003     58,343          -        24,000             -              250,000
Secretary and Director     2002     24,411          -             -             -              250,000

Dr. Daniel Savard          2004     -               -             -             -                    -
Director                   2003     -               -        17,022             -              100,000
                           2002     -               -             -             -              150,000

Dr. Tom Troczynski         2004     67,556          -             -             -              100,000
Vice President of          2003     39,567          -         6,368             -              100,000
Coatings                                                                                       500,000 warrants
                           2002     -               -             -             -                    -

Arc Rajtar                 2004     69,122          -             -             -               50,000
Vice President,            2003     64,166          -         6,898             -                    -
Operations (MIVI)          2002     17,766          -             -             -              150,000


(1) Of the $161,051 salary to Alan P. Lindsay, $147,466 has been paid and $13,585 remains accrued salary.

Except as disclosed above, the Company did not pay any compensation to any director or executive in the fiscal year ended May 31, 2004.

Option Grants in Last Fiscal Year
---------------------------------

                        Option Grants in Last Fiscal Year
                        ---------------------------------

The following table shows, as to each of the Named Officers and Directors, option grants during the Fiscal Year ended May 31, 2004:

                               NUMBER OF             PERCENT OF TOTAL
                               SECURITIES            OPTION/SAR
                               UNDERLYING            GRANTED                 EXERCISE OR         EXPIRATION
                               OPTION/SAR            IN FISCAL               BASE                DATE
NAME                           GRANTED (#)           YEAR                    PRICE($/S#)

Alan Lindsay                   200,000                20%                     0.30                 12/16/08
Patrick McGowan                100,000                10%                     0.30                 12/16/08
Arc Rajtar                      50,000                 5%                     0.30                 12/16/08
Tom Troczynski                 100,000                10%                     0.30                 12/16/08


No options were exercised by any of the Named Officers or Directors during the Last Fiscal Year.

                  Aggregated Option Exercises and Option Values
                  ---------------------------------------------

The following table sets forth the aggregate option exercises since June 1, 2003 by each of the executives of the Company named in the Summary Compensation Table and the number of securities underlying unexercised options held by those executives as of May 31, 2004.

NAME                      SHARES ACQUIRED ON         VALUE REALIZED            NUMBER OF SECURITIES
                          EXERCISE (#)                                         UNDERLYING OPTIONS
                                                                               EXERCISABLE/(UNEXERCISABLE)

Alan Lindsay                 n/a                        n/a                       700,000
Patrick McGowan              n/a                        n/a                       600,000
Tom Troczynski               n/a                        n/a                       200,000

Arc Rajtar                   n/a                        n/a                       200,000
Daniel Savard                n/a                        n/a                       250,000


The Board of Directors and Its Committees
-----------------------------------------

The Board of Directors met in person or via telephone regularly during the Company's fiscal year ended May 31, 2004. Each member of the Board of Directors attended at least 75% of the meetings. The Board of Directors currently does not have a standing, audit, nominating, compensation or any other Committee. In light of the Company's limited resources and its ability to attract directors, the Board does not have a member who would be deemed a "financial expert" within the meaning of Item 401(e)(2) of Regulation S-B.

Further, in light of the Board's current size, the Board does not feel that it is necessary to establish a separate nominating committee. The Board of Directors does not have a charter regarding a nominating process. All potential candidates for Board positions will be reviewed, considered and determined by all members of the Board.

The Board of Directors does not have a formal process for stockholders to send communications to the Board. However, if a stockholder wishes to send communications to the Board, the communications should be directed to Mr. Alan Lindsay, Chairman, Unit 1, 8765 Ash Street, Vancouver, British Columbia V6P 6T3.

In addition, the Board of Directors has not yet adopted a Code of Ethics for its executive officers, but intends to do so.

The Company's Board of Directors is responsible for the selection and retention of independent auditors, audit reports and management recommendations made by the Company's independent auditors.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the year ended May 31, 2004, the Company paid or accrued $229,996 in management and consulting fees to two directors and officers of the Company. As at May 31, 2004, $13,585 (2003 - $134,178) was due to Alan Lindsay, the Chief Executive Officer of the Company.

                            PROPOSALS OF SHAREHOLDERS

To be considered for inclusion in the Company's Proxy Statement and form of proxy for next year's annual meeting, shareholder proposals must be delivered to the Company's Secretary, Unit 1, 8765 Ash Street, Vancouver, British Columbia V6P 6T3, no later than 5:00 p.m. on February 27, 2006. However, if the date of next year's annual meeting is set more than 30 days from the date of this year's meeting, the notice must be received by the Secretary in a reasonable time before we mail our proxy statement. All proposals must meet the requirements of Rule 14a-8 of the Exchange Act.

For any proposal that is not submitted for inclusion in next year's proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at next year's annual meeting, SEC rules permit management to vote proxies in its discretion if the Company (a) receives notice of the proposal before the close of business on May 15, 2006, and advises shareholders in the next year's proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) does not receive notice of the proposal prior to the close of business on May 15, 2006.

Notices of intention to present proposal at the next Annual Meeting should be addressed to the Company, Unit 1, 8765 Ash Street, Vancouver, British Columbia V6P 6T3, Attention: Secretary. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

WHERE YOU CAN FIND MORE INFORMATION
-----------------------------------

The Company files annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information that the Company files at the Commission's public reference room at 100 F Street, N.E., Washington, D.C., 20549. Please call the Commission at (800) SEC-0330 for further information on the public reference rooms. The Commission also maintains an Internet World Wide Web site at "http://www.sec.gov" at which reports, proxies and information statements and other information regarding the Company are available.

OTHER MATTERS
-------------

The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

It is important that your stock be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return the accompanying proxy in the envelope which has been enclosed, at your earliest convenience.


FOR THE BOARD OF DIRECTORS

/s/ Alan P. Lindsay
----------------------------------------
Alan P. Lindsay
President, CEO and Chairman of the Board

December 9, 2005

IMPORTANT: PLEASE DATE, SIGN AND MAIL PROMPTLY THIS PROXY IN THE ENCLOSED RETURN ENVELOPE TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING.

If you attend the meeting, you may vote in person should you wish to do so even though you have already sent in your Proxy.

                              MIV THERAPEUTICS INC.
                    Proxy for Annual Meeting of Stockholders
                       Solicited by the Board of Directors

The undersigned hereby appoints Alan P. Lindsay, with full power of substitution to represent the undersigned and to vote all the shares of common stock of MIV Therapeutics Inc. ("MIVT") which the undersigned is entitled to vote at the annual meeting of stockholders to be held in the offices of MIV Therapeutics Inc. at Unit 1, 8765 Ash Street, Vancouver, B.C., Canada, V6P 6T3 on January 19, 2006, at 10:00 a.m., local time, and at any adjournment thereof, (1) as hereinafter specified upon the proposals listed below and as more particularly described in MIVT's Proxy Statement dated December 9, 2005, receipt of which is hereby acknowledged, and (2) in their discretion, upon such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of MIVT's 2004 Annual Report to Stockholders.

A vote FOR the following proposals is recommended by the Board of Directors:

1.  Election of Director Alan P. Lindsay       4.  Election of Director Dov Shimon
2.  Election of Director Patrick McGowan       5.  Election of Director Dhirajlal Kotadia
3.  Election of Director Daniel Savard

[_] FOR ALL NOMINEES       [_] WITHHOLD ALL NOMINEES

Instructions:

[_] To withhold authority for any individual nominee, place an "X" in this box and strike a line through the nominee's name listed above.


2. To approve the amendment of articles of incorporation increasing the authorized capital stock of the company to one hundred and sixty million shares (one hundred and forty million common shares and twenty million preferred shares).

         [_] FOR           [_] AGAINST                [_] ABSTAIN

The shares represented hereby shall be voted as specified. If no specification is made, such shares shall be voted FOR proposals 1 and 2.


Dated: ________________
(Be sure to date proxy)


---------------------------                     ----------------------------
(Signature of Stockholder)                      (Signature of Stockholder)

Please sign your name exactly as it appears on the stock certificate representing your shares. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, both should sign.